UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2015

HANDY & HARMAN LTD.
(Exact name of registrant as specified in its charter)

Delaware	1-2394	13-3768097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N222, White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 461-1300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 2, 2015, Handy & Harman Ltd. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") under Item 2.01 to report that, on July 2, 2015, Handy & Harman Group, Ltd., a wholly owned subsidiary of the Company, completed the acquisition of JPS Industries, Inc. ("JPS"). This Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of JPS and the unaudited pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

(1)
Audited financial statements of JPS as of November 1, 2014 and November 2, 2013 and for each of the two years then ended are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(2)
Unaudited financial statements of JPS as of and for the six months ended May 2, 2015 and May 3, 2014 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

(1)
The unaudited pro forma condensed combined financial information of the Company and JPS as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Exhibits
99.1	Audited financial statements of JPS as of November 1, 2014 and November 2, 2013 and for each of the two years then ended.
99.2	Unaudited financial statements of JPS as of and for the six months ended May 2, 2015 and May 3, 2014.
99.3	The unaudited pro forma condensed combined financial information of the Company and JPS as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014.
99.4	Consent of Independent Auditor-Elliot Davis Decosimo, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDY & HARMAN LTD.

Dated: September 3, 2015	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer